WELLS FARGO FUNDS TRUST

International Fund
Small Cap Opportunities Fund

Class A and Class B

International Fund
Small Cap Value Fund

Institutional Class

Supplement dated November 19, 2001 to the Prospectus for the
Class A and Class B shares dated February 1, 2001, and Supplemented
May 17, 2001, August 27, 2001, August 31, 2001, September 10, 2001 and
November 13, 2001 and to the Prospectus for the Institutional Class shares dated
February 1, 2001, and Supplemented May 17, 2001, August 27, 2001,
August 31, 2001, September 10, 2001 and October 15, 2001

        Effective immediately, the International Fund and the Small Cap Value Fund are closed to new investors.

        At its November 6, 2001 meeting, the Board of Trustees of Wells Fargo Funds Trust (the "Board") unanimously approved, and recommended that Fund shareholders approve, the merger of the International Fund into the International Equity Fund, and the merger of the Small Cap Value Fund into the Small Cap Opportunities Fund. If the International Fund merger is approved by Fund shareholders, International Fund shareholders will receive shares of the International Equity Fund equal in value to their International Fund shares, in a non-taxable reorganization. Similarly, if the Small Cap Value Fund merger is approved by Fund shareholders, Small Cap Value Fund shareholders will receive shares of the Small Cap Opportunities Fund equal in value to their Small Cap Value Fund shares, in a non-taxable reorganization. Shareholders of the International Fund and the Small Cap Value Fund will receive proxy materials describing the proposed mergers, and Special Meetings of Shareholders are expected to occur in the second quarter of 2002.

        The Board also unanimously approved the conversion of the Class A and Class B shares of the Small Cap Opportunities Fund into the Institutional Class shares of the same Fund. The conversion is expected to occur in the second quarter of 2002. The Class A and Class B shares of the Small Cap Opportunities Fund were previously closed to new investors.